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                        Supplement dated August 24, 2000
                         To Prospectus dated May 1, 2000
                   For GE Life and Annuity Separate Account 4
                                   P1151 1/99


  The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The changes reflected in this relate to the following sections of your prospectus:

Synopsis, When are my allocations effective? (page 15)

Delete the first and second sentence in this section and the third is revised to read:

     Within two business days after we receive all the information necessary to process your purchase order, we will allocate your initial premium payment directly to the Guarantee Account and/or the Investment Subdivisions you choose.

Account 4, Investment Subdivisions (page 24)

The investment objective for Janus Aspen Series Capital Appreciation Portfolio is amended to read:

     Non-diversified portfolio pursuing long-term growth of capital. Pursues this objective by investing primarily in common stocks of companies of any size.

Account 4, Changes to Account 4 and the Investment Subdivisions (page 28)

Second paragraph, prior to the last sentence - the following is added:

     We will not eliminate an Investment Subdivision without prior notice to you and before approval of the SEC.

The Policy, Allocation of Premium Payments (page 34)

The first two paragraphs of this section are deleted and the following is added:

     We place net premium payments into the Separate Account's Investment Subdivisions, each of which invests in shares of a corresponding portfolio of the Funds, and/or the Guarantee Account, according to your instructions. You may allocate premium payments to up to ten Investment Subdivisions at any one time.
     .
This paragraph is added at the end of this section:

     You may change the allocation of subsequent premium payments at any time, without charge, by sending us acceptable notice in writing or over the phone. The new allocation will apply to any premium payments made after we receive notice of the change.

The Policy, Transfer Before the Maturity Date (page 36)

First paragraph, prior to the last sentence the following is added:

     For this reason, there may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Investment Subdivision of the Separate Account or the Guarantee Account.

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The Policy, Transfers by Third Parties (page 37)

The last sentence is amended to read:

     Therefore, as described in your Policy, we may limit or disallow transfers made by a third party.

The Policy (page 37)

The following section is added after Transfers by Third Parties:

     ON LINE TRANSFERS

     We permit certain transactions to be performed through an electronic process using the Internet (including transfers). We may be liable for losses resulting from unauthorized or fraudulent electronic transactions if we fail to employ reasonable procedures to confirm that the electronic instructions that we receive our genuine. Therefore, we will employ means to prevent unauthorized or fraudulent electronic requests, such as sending written confirmation, retaining a record of electronic requests, and/or requesting other identifying information. Unless you notify us in writing not to authorize electronic transactions, such transaction will also be accepted on your behalf from your registered representative. We reserve the right to limit electronic transactions.

     To request an electronic transaction, you should go to the Universal Resource Locator ("URL") established for such purposes, http://GEFinancialService.com. We will execute transfer requests received before the close of regular trading on the New York Stock Exchange on a Valuation Day at that day's prices. We will execute requests received after that time on the next Valuation Day at that day's prices.

Income Payments, Variable Income Payments (page 48)

Item 2 is amended to read:

     2. The annuity tables contained in the Policy including the settlement age table;

Appendix, Adjusted Historical Performance Data (page A-3)

The first sentence of the last paragraph is amended to read:

          Based on the method of calculation described in the Statement of Additional Information, the adjusted historic average annual total returns for the portfolios for periods from a particular portfolio was declared effective by the SEC to December 31, 1999, and for the one, five and ten year periods ended December 31, 1999 is shown in Table 2.


 This Supplement should be retained with your Prospectus for future reference.


                       Customer Service Line: 800-352-9910

                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230

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